Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$17,697	$15,744	$1,953	12.4%
International Package	5,397	4,770	627	13.1%
Supply Chain Solutions(2)	4,677	4,382	295	6.7%
Total revenue	27,771	24,896	2,875	11.5%

Operating expenses:
U.S. Domestic Package	15,594	14,497	1,097	7.6%
International Package	4,071	3,622	449	12.4%
Supply Chain Solutions(2)	4,215	4,740	(525)	(11.1)%
Total operating expenses	23,880	22,859	1,021	4.5%

Operating profit (loss):
U.S. Domestic Package	2,103	1,247	856	68.6%
International Package	1,326	1,148	178	15.5%
Supply Chain Solutions(2)	462	(358)	820	N/M
Total operating profit	3,891	2,037	1,854	91.0%

Other income (expense):
Other pension income (expense)	267	(6,157)	6,424	N/M
Investment income (expense) and other	(23)	7	(30)	N/M
Interest expense	(173)	(175)	2	(1.1)%
Total other income (expense)	71	(6,325)	6,396	N/M

Income (loss) before income taxes	3,962	(4,288)	8,250	N/M

Income tax expense (benefit)	869	(941)	1,810	N/M

Net income (loss)	$3,093	$(3,347)	$6,440	N/M

Net income (loss) as a percentage of revenue	11.1%	(13.4)%

Per share amounts:
Basic earnings (loss) per share	$3.53	$(3.84)	$7.37	N/M
Diluted earnings (loss) per share	$3.52	$(3.84)	$7.36	N/M

Weighted-average shares outstanding:
Basic	875	871	4	0.5%
Diluted	879	871	8	0.9%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$2,165	$1,379	$786	57.0%
International Package	1,331	1,160	171	14.7%
Supply Chain Solutions(2)	456	331	125	37.8%
Total operating profit	3,952	2,870	1,082	37.7%

Total other income (expense)	$89	$159	$(70)	(44.0)%
Income before income taxes	$4,041	$3,029	$1,012	33.4%
Net income	$3,152	$2,325	$827	35.6%

Basic earnings per share	$3.60	$2.67	$0.93	34.8%
Diluted earnings per share (3)	$3.59	$2.66	$0.93	35.0%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.
(3) Fourth quarter 2020 diluted earnings per share is based on weighted-average shares outstanding of 875 million, which includes the effect of 4 million dilutive shares and share equivalents.
Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,807	$2,385	$422	17.7%
Deferred	1,969	1,792	177	9.9%
Ground	12,921	11,567	1,354	11.7%
Total U.S. Domestic Package	17,697	15,744	1,953	12.4%
International Package:
Domestic	974	977	(3)	(0.3)%
Export	4,204	3,621	583	16.1%
Cargo and Other	219	172	47	27.3%
Total International Package	5,397	4,770	627	13.1%
Supply Chain Solutions(1):
Forwarding	2,866	2,078	788	37.9%
Logistics	1,343	1,211	132	10.9%
Freight	—	789	(789)	(100.0)%
Other	468	304	164	53.9%
Total Supply Chain Solutions	4,677	4,382	295	6.7%
Consolidated	$27,771	$24,896	$2,875	11.5%

Consolidated volume (in millions)	1,844	1,826	18	1.0%

Operating weekdays	63	62	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,341	2,295	46	2.0%
Deferred	2,304	2,299	5	0.2%
Ground	20,549	20,561	(12)	(0.1)%
Total U.S. Domestic Package	25,194	25,155	39	0.2%
International Package:
Domestic	2,127	2,227	(100)	(4.5)%
Export	1,961	2,068	(107)	(5.2)%
Total International Package	4,088	4,295	(207)	(4.8)%
Consolidated	29,282	29,450	(168)	(0.6)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$19.03	$16.76	$2.27	13.5%
Deferred	13.57	12.57	1.00	8.0%
Ground	9.98	9.07	0.91	10.0%
Total U.S. Domestic Package	11.15	10.09	1.06	10.5%
International Package:
Domestic	7.27	7.08	0.19	2.7%
Export	34.03	28.24	5.79	20.5%
Total International Package	20.11	17.27	2.84	16.4%
Consolidated	$12.40	$11.14	$1.26	11.3%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$12,749	$12,523	$226	1.8%
Repairs and maintenance	606	672	(66)	(9.8)%
Depreciation and amortization	754	712	42	5.9%
Purchased transportation	5,731	5,047	684	13.6%
Fuel	1,175	704	471	66.9%
Other occupancy	446	425	21	4.9%
Other expenses	2,419	2,776	(357)	(12.9)%
Total operating expenses	$23,880	$22,859	$1,021	4.5%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2021	2020	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$60,317	$53,499	$6,818	12.7%
International Package	19,541	15,945	3,596	22.6%
Supply Chain Solutions(2)	17,429	15,184	2,245	14.8%
Total revenue	97,287	84,628	12,659	15.0%

Operating expenses:
U.S. Domestic Package	53,881	49,608	4,273	8.6%
International Package	14,895	12,509	2,386	19.1%
Supply Chain Solutions(2)	15,701	14,827	874	5.9%
Total operating expenses	84,477	76,944	7,533	9.8%

Operating profit:
U.S. Domestic Package	6,436	3,891	2,545	65.4%
International Package	4,646	3,436	1,210	35.2%
Supply Chain Solutions(2)	1,728	357	1,371	384.0%
Total operating profit	12,810	7,684	5,126	66.7%

Other income (expense):
Other pension income (expense)	4,457	(5,176)	9,633	N/M
Investment income (expense) and other	22	37	(15)	(40.5)%
Interest expense	(694)	(701)	7	(1.0)%
Total other income (expense)	3,785	(5,840)	9,625	N/M

Income before income taxes	16,595	1,844	14,751	N/M

Income tax expense	3,705	501	3,204	N/M

Net income	$12,890	$1,343	$11,547	N/M

Net income as a percentage of revenue	13.2%	1.6%

Per share amounts:
Basic earnings per share	$14.75	$1.55	$13.20	N/M
Diluted earnings per share	$14.68	$1.54	$13.14	N/M

Weighted-average shares outstanding:
Basic	874	867	7	0.8%
Diluted	878	871	7	0.8%

As Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$6,717	$4,128	$2,589	62.7%
International Package	4,720	3,532	1,188	33.6%
Supply Chain Solutions(2)	1,707	1,058	649	61.3%
Total operating profit	13,144	8,718	4,426	50.8%

Total other income (expense)	$513	$644	$(131)	(20.3)%
Income before income taxes	$13,657	$9,362	$4,295	45.9%
Net income	$10,652	$7,166	$3,486	48.6%

Basic earnings per share	$12.19	$8.27	$3.92	47.4%
Diluted earnings per share	$12.13	$8.23	$3.90	47.4%
(1) See Non-GAAP schedules for reconciliation of adjustments.
(2) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2021	2020	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$10,009	$8,522	$1,487	17.4%
Deferred	5,846	5,665	181	3.2%
Ground	44,462	39,312	5,150	13.1%
Total U.S. Domestic Package	60,317	53,499	6,818	12.7%
International Package:
Domestic	3,690	3,160	530	16.8%
Export	15,012	12,159	2,853	23.5%
Cargo and Other	839	626	213	34.0%
Total International Package	19,541	15,945	3,596	22.6%
Supply Chain Solutions(1):
Forwarding	9,872	6,975	2,897	41.5%
Logistics	4,767	4,073	694	17.0%
Freight	1,064	3,149	(2,085)	(66.2)%
Other	1,726	987	739	74.9%
Total Supply Chain Solutions	17,429	15,184	2,245	14.8%
Consolidated	$97,287	$84,628	$12,659	15.0%

Consolidated volume (in millions)	6,413	6,292	121	1.9%

Operating weekdays	254	255	(1)	(0.4)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	2,093	1,987	106	5.3%
Deferred	1,723	1,783	(60)	(3.4)%
Ground	17,646	17,371	275	1.6%
Total U.S. Domestic Package	21,462	21,141	321	1.5%
International Package:
Domestic	1,988	1,863	125	6.7%
Export	1,800	1,672	128	7.7%
Total International Package	3,788	3,535	253	7.2%
Consolidated	25,250	24,676	574	2.3%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.83	$16.82	$2.01	12.0%
Deferred	13.36	12.46	0.90	7.2%
Ground	9.92	8.87	1.05	11.8%
Total U.S. Domestic Package	11.06	9.92	1.14	11.5%
International Package:
Domestic	7.31	6.65	0.66	9.9%
Export	32.83	28.52	4.31	15.1%
Total International Package	19.44	16.99	2.45	14.4%
Consolidated	$12.32	$10.94	$1.38	12.6%
(1) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31
	2021	2020	Change	% Change
(in millions)
Compensation and benefits	$46,707	$44,529	$2,178	4.9%
Repairs and maintenance	2,443	2,365	78	3.3%
Depreciation and amortization	2,953	2,698	255	9.5%
Purchased transportation	19,058	15,631	3,427	21.9%
Fuel	3,847	2,582	1,265	49.0%
Other occupancy	1,698	1,539	159	10.3%
Other expenses	7,771	7,600	171	2.3%
Total operating expenses	$84,477	$76,944	$7,533	9.8%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2021 (unaudited) and December 31, 2020

	December 31, 2021	December 31, 2020
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$10,255	$5,910
Marketable securities	338	406
Accounts receivables	12,669	10,888
Less: Allowance for credit losses	(128)	(138)
Accounts receivable, net	12,541	10,750
Assets held for sale	—	1,197
Other current assets	1,800	1,953
Total Current Assets	24,934	20,216
Property, Plant and Equipment, Net	33,475	32,254
Operating Lease Right-Of-Use Assets	3,562	3,073
Goodwill	3,692	3,367
Intangible Assets, Net	2,486	2,274
Investments and Restricted Cash	26	25
Deferred Income Tax Assets	176	527
Other Non-Current Assets	1,054	672
Total Assets	$69,405	$62,408

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$2,131	$2,623
Current maturities of operating leases	580	560
Accounts payable	7,523	6,455
Accrued wage and withholdings	3,819	3,569
Self-insurance reserves	1,048	1,085
Accrued group welfare and retirement plan contributions	1,038	927
Liabilities to be disposed of	—	347
Other current liabilities	1,430	1,450
Total Current Liabilities	17,569	17,016
Long-Term Debt and Finance Leases	19,784	22,031
Non-Current Operating Leases	3,033	2,540
Pension and Postretirement Benefit Obligations	8,047	15,817
Deferred Income Tax Liabilities	3,125	488
Other Non-Current Liabilities	3,578	3,847

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	1,343	865
Retained earnings	16,179	6,896
Accumulated other comprehensive loss	(3,278)	(7,113)
Deferred compensation obligations	16	20
Less: Treasury stock	(16)	(20)
Total Equity for Controlling Interests	14,253	657
Noncontrolling interests	16	12
Total Shareowners' Equity	14,269	669
Total Liabilities and Sharewoners' Equity	$69,405	$62,408

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2021	2020
Cash Flows From Operating Activities:
Net income	$12,890	$1,343
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	2,953	2,698
Pension and postretirement benefit expense	(2,456)	7,125
Pension and postretirement benefit contributions	(576)	(3,125)
Self-insurance reserves	178	503
Deferred tax (benefit) expense	1,645	(858)
Stock compensation expense	878	796
Other (gains) losses	137	917
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(2,147)	(1,562)
Other assets	312	218
Accounts payable	1,265	904
Accrued wages and withholdings	(245)	1,631
Other liabilities	151	(110)
Other operating activities	22	(21)
Net cash from operating activities	15,007	10,459

Cash Flow From Investing Activities:
Capital expenditures	(4,194)	(5,412)
Proceeds from disposal of businesses, property, plant and equipment	872	40
Purchases of marketable securities	(312)	(254)
Sales and maturities of marketable securities	366	360
Net change in finance receivables	34	44
Cash paid for business acquisitions, net of cash and cash equivalents acquired	(602)	(20)
Other investing activities	18	(41)
Net cash used in investing activities	(3,818)	(5,283)

Cash Flow From Financing Activities:
Net change in short-term debt	—	(2,462)
Proceeds from long-term borrowings	—	5,003
Repayments of long-term borrowings	(2,773)	(3,392)
Purchases of common stock	(500)	(224)
Issuances of common stock	251	285
Dividends	(3,437)	(3,374)
Other financing activities	(364)	(353)
Net cash used in financing activities	(6,823)	(4,517)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(21)	13

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	4,345	672

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,910	5,238
End of period	$10,255	$5,910

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(unaudited)

(amounts in millions)	Twelve Months Ended
	December 31
	2021	2020
Cash flows from operating activities	$15,007	$10,459
Capital expenditures	(4,194)	(5,412)
Proceeds from disposals of property, plant and equipment	24	40
Net change in finance receivables	34	44
Other investing activities	18	(41)
Free Cash Flow (Non-GAAP measure)	$10,889	$5,090

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Adjusted Debt to Adjusted EBITDA (Non-GAAP measure)
(unaudited)

(amounts in millions)
	December 31, 2021	December 31, 2020
Net Income	$12,890	$1,343
Add back:
Income tax expense	3,705	501
Interest expense	694	701
Depreciation and amortization	2,953	2,698
EBITDA	20,242	5,243
Add back (deduct):
Transformation and other	334	1,034
Defined benefit plans mark-to-market (gain) loss	(3,272)	6,484
Investment income and other	(1,207)	(1,345)
Adjusted EBITDA	$16,097	$11,416

Debt and finance leases, including current maturities	$21,915	$24,654
Add back:
Non-current pension and postretirement benefit obligations	8,047	15,817
Adjusted total debt	$29,962	$40,471

Adjusted total adjusted debt/adjusted EBITDA	1.86	3.55

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of Return of Invested Capital (Non-GAAP measure)
(unaudited)

(amounts in millions)
	December 31, 2021	December 31, 2020
Net Income	$12,890	$1,343
Add back (deduct):
Income tax expense	3,705	501
Interest expense	694	701
Other pension (income) expense	(4,457)	5,176
Investment (income) expenses and other	(22)	(37)
Operating profit	12,810	7,684
Transformation and other	$334	$1,034
Adjusted operating profit	$13,144	$8,718

Average debt and finance leases, including current maturities	$23,285	$24,946
Average pension and postretirement benefit maturities	11,932	13,209
Average shareowners' equity	7,469	1,976
Average Invested Capital	$42,686	$40,131

Net income to average invested capital	30.2%	3.3%

Adjusted Return on Invested Capital	30.8%	21.7%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Three Months Ended December 31,
(in millions, except per share amounts)	2021				2020
	As Reported (GAAP)	Pension MTM Adj.(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension MTM Adj.(1)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	% Change As reported (GAAP)	% Change As adjusted (Non-GAAP)

U.S. Domestic Package	$15,594	$—	62	$15,532	$14,497	$—	132	$14,365	7.6%	8.1%
International Package	4,071	—	5	4,066	3,622	—	12	3,610	12.4%	12.6%
Supply Chain Solutions(4)	4,215	—	(6)	4,221	4,740	—	689	4,051	(11.1)%	4.2%
Operating expense	23,880	—	61	23,819	22,859	—	833	22,026	4.5%	8.1%

U.S. Domestic Package	$2,103	$—	62	$2,165	$1,247	$—	132	$1,379	68.6%	57.0%
International Package	1,326	—	5	1,331	1,148	—	12	1,160	15.5%	14.7%
Supply Chain Solutions(4)	462	—	(6)	456	(358)	—	689	331	N/M	37.8%
Operating profit	3,891	—	61	3,952	2,037	—	833	2,870	91.0%	37.7%
Other Income and (Expense):
Other pension income (expense)	267	18	—	285	(6,157)	6,484	—	327	N/M	(12.8)%
Investment income (expense) and other	(23)	—	—	(23)	7	—	—	7	N/M	N/M
Interest expense	(173)	—	—	(173)	(175)	—	—	(175)	(1.1)%	(1.1)%
Total Other Income (Expense)	$71	$18	$—	$89	$(6,325)	$6,484	$—	$159	N/M	(44.0)%
Income Before Income Taxes	3,962	18	61	4,041	(4,288)	6,484	833	3,029	N/M	33.4%
Income Tax Expense	869	4	16	889	(941)	1,555	90	704	N/M	26.3%
Net Income	$3,093	$14	$45	$3,152	$(3,347)	$4,929	$743	$2,325	N/M	35.6%

Basic Earnings Per Share	$3.53	$0.02	$0.05	$3.60	$(3.84)	$5.66	$0.85	$2.67	N/M	34.8%

Diluted Earnings Per Share(5)	$3.52	$0.02	$0.05	$3.59	$(3.84)	$5.63	$0.85	$2.66	N/M	35.0%

Weighted-average shares outstanding:
Basic	875				871
Diluted	879				871

(1) Represents mark-to-market losses recognized outside of a 10% corridor on company-sponsored pension and postretirement plans.
(2) Transformation & other of $61 million reflects other employee benefits costs of $42 million, other costs of $30 million and an $11 million gain related to the divestiture of UPS Freight.
(3) Transformation & other of $833 million reflects goodwill and other assets impairment charges of $686 million related to the divestiture of UPS Freight, other employee benefits costs of $100 million and other costs of $47 million.
(4) The divestiture of UPS Freight was completed on April 30, 2021
(5) May not total due to difference in weighted-average shares outstanding used to calculate diluted earnings per share

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Reconciliation of GAAP and As Adjusted Income Statement Data
(unaudited)

	Twelve Months Ended December 31,
(in millions, except per share amounts)	2021				2020
	As Reported (GAAP)	Pension MTM Adj.(1)	Transformation & Other Adj.(2)	As Adjusted (Non-GAAP)	As Reported (GAAP)	Pension MTM Adj.(1)	Transformation & Other Adj.(3)	As Adjusted (Non-GAAP)	% Change As reported (GAAP)	% Change As adjusted (Non-GAAP)

U.S. Domestic Package	$53,881	$—	281	$53,600	$49,608	$—	237	$49,371	8.6%	8.6%
International Package	14,895	—	74	14,821	12,509	—	96	12,413	19.1%	19.4%
Supply Chain Solutions(4)	15,701	—	(21)	15,722	14,827	—	701	14,126	5.9%	11.3%
Operating expense	84,477	—	334	84,143	76,944	—	1,034	75,910	9.8%	10.8%

U.S. Domestic Package	$6,436	$—	281	$6,717	$3,891	$—	237	$4,128	65.4%	62.7%
International Package	4,646	—	74	4,720	3,436	—	96	3,532	35.2%	33.6%
Supply Chain Solutions(4)	1,728	—	(21)	1,707	357	—	701	1,058	384.0%	61.3%
Operating profit	12,810	—	334	13,144	7,684	—	1,034	8,718	66.7%	50.8%
Other Income and (Expense):
Other pension income (expense)	4,457	(3,272)	—	1,185	(5,176)	6,484	—	1,308	N/M	(9.4)%
Investment income (expense) and other	22	—	—	22	37	—	—	37	(40.5)%	(40.5)%
Interest expense	(694)	—	—	(694)	(701)	—	—	(701)	(1.0)%	(1.0)%
Total Other Income (Expense)	$3,785	$(3,272)	$—	$513	$(5,840)	$6,484	$—	$644	N/M	(20.3)%
Income Before Income Taxes	16,595	(3,272)	334	13,657	1,844	6,484	1,034	9,362	N/M	45.9%
Income Tax Expense	3,705	(784)	84	3,005	501	1,555	140	2,196	N/M	36.8%
Net Income	$12,890	$(2,488)	$250	$10,652	$1,343	$4,929	$894	$7,166	N/M	48.6%

Basic Earnings Per Share	$14.75	$(2.85)	$0.29	$12.19	$1.55	$5.69	$1.03	$8.27	N/M	47.4%

Diluted Earnings Per Share	$14.68	$(2.83)	$0.28	$12.13	$1.54	$5.66	$1.03	$8.23	N/M	47.4%

Weighted-average shares outstanding:
Basic	874				867
Diluted	878				871

(1) Represents mark-to-market (gains) losses recognized outside of a 10% corridor on company-sponsored pension and postretirement plans.
(2) Transformation & other of $334 million reflects a gain on the divestiture of UPS Freight of $112 million, net of a previously-recognized valuation allowance of $66 million, other employee benefits costs of $206 million and other costs of $174 million.
(3) Transformation & other of $1,034 million reflects goodwill and other asset impairment charges of $686 million related to the divestiture of UPS Freight, other employee benefits costs of $211 million and other costs of $137 million.
(4) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Fourth Quarter
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Three Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.27	$7.08	2.7%	$0.12	$7.39	4.4%
Export	34.03	28.24	20.5%	0.26	34.29	21.4%
Total International Package	$20.11	$17.27	16.4%	$0.18	$20.29	17.5%

Consolidated	$12.40	$11.14	11.3%	$0.03	$12.43	11.6%

	Three Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$17,697	$15,744	12.4%	$—	$17,697	12.4%
International Package	5,397	4,770	13.1%	50	5,447	14.2%
Supply Chain Solutions(3)	4,677	4,382	6.7%	25	4,702	7.3%
Total revenue	$27,771	$24,896	11.5%	$75	$27,846	11.8%

	Three Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$2,165	$1,379	57.0%	$—	$2,165	57.0%
International Package	1,331	1,160	14.7%	(1)	1,330	14.7%
Supply Chain Solutions(3)	456	331	37.8%	11	467	41.1%
Total operating profit	$3,952	$2,870	37.7%	$10	$3,962	38.0%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) Amounts adjusted for transformation & other.
(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency - Year to Date
(unaudited)

Currency Neutral Revenue Per Piece, Revenue and As Adjusted Operating Profit

	Twelve Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$7.31	$6.65	9.9%	$(0.29)	$7.02	5.6%
Export	32.83	28.52	15.1%	(0.55)	32.28	13.2%
Total International Package	$19.44	$16.99	14.4%	$(0.41)	$19.03	12.0%

Consolidated	$12.32	$10.94	12.6%	$(0.06)	$12.26	12.1%

	Twelve Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$60,317	$53,499	12.7%	$—	$60,317	12.7%
International Package	19,541	15,945	22.6%	(402)	19,139	20.0%
Supply Chain Solutions(3)	17,429	15,184	14.8%	(96)	17,333	14.2%
Total revenue	$97,287	$84,628	15.0%	$(498)	$96,789	14.4%

	Twelve Months Ended				Currency
	December 31				Neutral
	2021	2020	% Change	Currency	2021(1)	% Change
As-Adjusted Operating Profit (in millions)(2):
U.S. Domestic Package	$6,717	$4,128	62.7%	$—	$6,717	62.7%
International Package	4,720	3,532	33.6%	(102)	4,618	30.7%
Supply Chain Solutions(3)	1,707	1,058	61.3%	36	1,743	64.7%
Total operating profit	$13,144	$8,718	50.8%	$(66)	$13,078	50.0%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences.
(2) Amounts adjusted for transformation & other.
(3) The divestiture of UPS Freight was completed on April 30, 2021.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Aircraft Fleet - As of December 31, 2021
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	72	—	19	8
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11	42	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	26	—	2	—
Other	—	307	—	—
Total	288	307	21	8

Certain prior year amounts have been reclassified to conform to the current year presentation.